                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                     FORM 8-K

                                  CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of
                         The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 11, 2004



                            KEMET Corporation
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(Exact name of registrant as specified in its charter)




     Delaware                      0-20289                  57-0923789
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(State or other             (Commission File Number)       (IRS Employer
  jurisdiction)                                         Identification No.)


2835 KEMET Way,  Simpsonville, SC                          29681
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(Address of principal executive offices)                 (Zip Code)



Registrants telephone number, including area code:  (864) 963-6300

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	On November 10, 2004, KEMET Corporation issued a press release announcing that Ms. Maureen Grzelakowski has joined the Company's Board of Directors

Item 9.01	Financial Statement and Exhibits
(a) Not Applicable
(b) Not Applicable
(c) Exhibits
99.1	   Press Release, dated November 10, 2004 issued by the Company.

Signature


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 11, 2004
						KEMET Corporation


						/S/ D. E. Gable

						David E. Gable
						Vice President and
						Chief Financial Officer